EXHIBIT 10.21


                                  (Translation)


                BANGKOK METROPOLITAN BANK PUBLIC COMPANY LIMITED
                   No.2 Chalermkhet 4 Road, Bangkok Metropolis
                                  Tel. 2230561


                                                          Date February 25, 1993


     We, Bangkok Metropolitan Bank Public Company Liinited, of No. 2 Chalermkhet 4 Road, Kwaeng Thepsirin, Khet Pomprab, Bangkok Metropolis hereby issue this Letter of Guarantee to the Airports Authority of Thailand and under the following terms:

     Clause 1. According to the Contract on Pemission for Sale of Merchandise and Souvenirs at the Arrival and Departure Halls within the International Passenger Terminals of the Bangkok Airport, entered into by J.M.T. Group Co., Ltd. under which J.M.T. Group Co., Ltd. shall provide a performance security required unde the contract to the Airports Authority of Thailand in the amount of Baht 200,419,016.55 (Two hundred million four hundred nineteen thousand sixteen and 55/100 Baht).

     We agree to abide ourselves as a guarantor for J.M.T. Group Co., Ltd. to the Airports Authority of Thailand for any liability in an amount not exceeding Baht 200,419,016.55 (Two hundred million four hundred nineteen thousand sixteen and 55/100 Baht). If J.M.T. Group Co., Ltd. fails to comply with any conditions of the Contract entered into by its with the Airports Authority of Thailand or be in breach of any condition stipulated therein, and by which the Airports Authority of Thailand shall be entitled to forfeit the security or claim for a penalty or damage from J.M.T. Group Co., Ltd., we agree to immediately make such payment without you having to first demand J.M.T. Group Co., Ltd. to do so.

     Clause 2. We acknowledge and consent for any postponement, extension of time or release given by the Airports Authoprity of Thailand, for performance by J.M.T. Group Co., Ltd. of any condition of the contract provided the Airports Authority of Thailand shall notify us of the same without delay.

     Clause 3. We shall not revoke this guarantee herein made during the period within which J.M.T. Group, Co.. Ltd. is still liable under the conditions of the Contract.


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         IN WITNESS  WHEREOF,  we,  Bangkok  Metropolitan  Bank  Public  Company
Limited by the undersigned, who are authorized to sign to bind the Bank, have set their hands with the seal affixed.



              For Bangkok Metropolitan Bank Public Company Limited







Signed    (Signature)     Guarantor           Signed    (Signature)    Guarantor
       -----------------                             -----------------
 (Mrs. Sumitra Trisrisak)                          (Mr. pongcharoen Sanguansak)

 Asst. Director of Credit and                     Deputy Director of Credit and
 Security Div.                                    Security Div.

Signed  (Signature)     Witness              Signed   (Signature)      Witness
       ---------------                              -----------------
(Mr. Wanchai Kittitaporn)                           (Mr. Prapas Uengchareon)